Execution Version AMENDMENT NO. 1 dated as of December 24, 2020 (this “Amendment”), among VECTRUS, INC., an Indiana corporation (“Holdings”), VECTRUS SYSTEMS CORPORATION, a Delaware corporation (the “Borrower”), the other LOAN PARTIES party hereto, the LENDERS and ISSUING BANKS party hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”) to the Credit Agreement dated as of September 17, 2014 (as amended by that certain Amendment No. 1 as of April 19, 2016, as further amended and restated by that certain Amendment and Restatement Agreement as of November 15, 2017, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among Holdings, the Borrower, the lenders and issuing banks party thereto and the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement, except as otherwise expressly set forth herein. WHEREAS, the Borrower has requested, and the undersigned Lenders, Issuing Banks and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Existing Credit Agreement will be amended as provided herein, (b) in connection therewith, the Revolving Commitments under the Existing Credit Agreement shall be increased to $270,000,000 in aggregate principal amount (as further described below) and (c) the Loan Parties will reaffirm their respective obligations under the Security Documents; WHEREAS, each Lender under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment (each, an “Existing Lender”) that executes and delivers a signature page to this Amendment (each, a “Consenting Lender”) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date (as defined below); WHEREAS, the Borrower hereby requests that the Amendment No. 1 Increase Lenders (as defined below) (a) provide additional Revolving Commitments on the Amendment Effective Date in an aggregate principal amount of $150,000,000 (the “Amendment No. 1 Revolving Commitment Increase”) and (b) make Revolving Loans to the Borrower in respect thereof from time to time during the Revolving Availability Period subject to the terms and conditions set forth herein and in the Amended Credit Agreement; and WHEREAS, each Person party hereto whose name is set forth on Schedule I hereto under the heading “Amendment No. 1 Increase Lenders” (each such Person, a “Amendment No. 1 Increase Lender”) has agreed (a) to provide a portion of the Amendment No. 1 Revolving Commitment Increase to the Borrower in the amount set forth opposite its name on such Schedule and (b) to make Revolving Loans to the Borrower in respect thereof from time to time during the Revolving Availability Period subject to the terms and conditions set forth herein and in the Amended Credit Agreement; NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows: SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. SECTION 2. Amendment Effective Date. The “Amendment Effective Date” shall be the date as of which all the conditions set forth or referred to in Section 5 hereof shall have been satisfied.

-2- SECTION 3. Representations and Warranties. Each of Holdings and the Borrower (with respect to itself and, where applicable, its respective Subsidiaries) represents and warrants to the Administrative Agent, each of the Issuing Banks and each of the Lenders that: (a) Each Loan Party has all requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Amended Credit Agreement. The execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action and, if required, action by the holders of such Loan Party’s Equity Interests. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each such Loan Party, enforceable against each such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing. (b) The representations and warranties of each Loan Party set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Effective Date after giving effect to this Amendment and the establishment of the Amendment No. 1 Revolving Commitment Increase, except in the case or any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was true and correct in all material respects (or in all respects, as applicable) as of such earlier date. (c) After giving effect to this Amendment and the establishment of the Amendment No. 1 Revolving Commitment Increase, no Default or Event of Default has occurred and be continuing. SECTION 4. Amendment of the Existing Credit Agreement; Amendment No. 1 Revolving Commitment Increase. (a) Effective as of the Amendment Effective Date, (i) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the pages of the Existing Credit Agreement attached as Exhibit A hereto and (ii) Schedule 2.01 to the Existing Credit Agreement is hereby amended by replacing the table under the caption “Revolving Commitment” in its entirety with Schedule II hereto. (b) The aggregate amount of all Letters of Credit outstanding under the Existing Credit Agreement on the Amendment Effective Date shall continue to be outstanding under the Amended Credit Agreement and, from and after such date, the terms of the Amended Credit Agreement will govern the rights of the Administrative Agent, the Lenders and the Issuing Banks with respect thereto. (c) Effective as of the Amendment Effective Date, but immediately after giving effect to the transactions described in paragraph (a) of this Section 4, the Amendment No. 1 Revolving Commitment Increase shall become effective. For the avoidance of doubt, the Amendment No. 1 Revolving Commitment Increase shall have the same terms and conditions as, and form part of a single Class of Revolving Commitments with, the existing Revolving Commitments under the Existing Credit Agreement. Schedule I hereto sets forth the portion of the Amendment No. 1 Revolving Commitment Increase of each Amendment No. 1 Increase Lender as of the Amendment Effective Date (with respect to each Amendment No. 1 Increase Lender, such Amendment No. 1 Increase Lender’s “Applicable Increased Commitment”), and immediately after the occurrence of the Amendment Effective Date, the amount of Revolving Commitments of each Amendment No. 1 Increase Lender shall include such Amendment No. 1 Increase Lender’s Applicable Increased Commitment. Effective as of the Amendment Effective Date, each Amendment No. 1 Increase Lender shall be a “Revolving Lender” and a “Lender” under the Amended Credit Agreement and the other Loan Documents, and each Amendment No. 1 Increase Lender shall have all the rights and obligations of a “Revolving Lender” and a “Lender” holding a Revolving Commitment or a Revolving Loan under the Amended Credit Agreement and the other Loan Documents. Each Amendment No. 1 Increase Lender’s Applicable Increased Commitment shall be several and not joint.

-3- (d) On the Amendment Effective Date, but immediately after giving effect to the transactions described in paragraph (c) of this Section 4, (i) the aggregate principal amount of Revolving Borrowings outstanding immediately prior to the effectiveness of the Amendment No. 1 Revolving Commitment Increase (the “Existing Revolving Borrowings”) shall be deemed to be repaid, (ii) each Amendment No. 1 Increase Lender that shall have had a Revolving Commitment immediately prior to the effectiveness of the Amendment No. 1 Revolving Commitment Increase shall pay to the Administrative Agent in same day funds an amount equal to the amount, if any, by which (A) (1) such Amendment No. 1 Increase Lender’s Applicable Percentage (calculated after giving effect to the Amendment No. 1 Revolving Commitment Increase) multiplied by (2) the aggregate principal amount of the Resulting Revolving Borrowings (as defined below) exceeds (B) (1) such Amendment No. 1 Increase Lender’s Applicable Percentage (calculated without giving effect to the Amendment No. 1 Revolving Commitment Increase) multiplied by (2) the aggregate principal amount of Existing Revolving Borrowings, (iii) each Amendment No. 1 Increase Lender that shall not have had a Revolving Commitment immediately prior to the effectiveness of the Amendment No. 1 Revolving Commitment Increase shall pay to the Administrative Agent in same day funds an amount equal to (A) such Amendment No. 1 Increase Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of the Amendment No. 1 Revolving Commitment Increase) multiplied by (B) the aggregate principal amount of the Resulting Revolving Borrowings, (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Revolving Lender (other than, for the avoidance of doubt, the Amendment No. 1 Increase Lender from whom such funds were received) the portion of such funds that is equal to the amount, if any, by which (A) (1) such Revolving Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of the Amendment No. 1 Revolving Commitment Increase) multiplied by (2) the aggregate principal amount of the Existing Revolving Borrowings exceeds (B) (1) such Revolving Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of the Amendment No. 1 Revolving Commitment Increase) multiplied by (2) the aggregate principal amount of the Resulting Revolving Borrowings, (v) after the effectiveness of the Amendment No. 1 Revolving Commitment Increase, the Borrower shall be deemed to have made new Revolving Borrowings (the “Resulting Revolving Borrowings”) in an aggregate principal amount equal to the aggregate principal amount of the Existing Revolving Borrowings and of the same Types and for the same Interest Periods as applicable to the Existing Revolving Borrowings, (vi) each Revolving Lender (including, for the avoidance of doubt, each Amendment No. 1 Increase Lender) shall be deemed to hold its Applicable Percentage of the Resulting Revolving Borrowings (calculated after giving effect to the effectiveness of the Amendment No. 1 Revolving Commitment Increase) and (vii) the Borrower shall pay to each Existing Lender any and all accrued but unpaid interest on its Loans comprising the Existing Revolving Borrowings. Upon the effectiveness of the Amendment No. 1 Revolving Commitment Increase, each Revolving Lender immediately prior to the Amendment No. 1 Revolving Commitment Increase will automatically and without further action be deemed to have assigned to each Amendment No. 1 Increase Lender, and each such Amendment No. 1 Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to the Amendment No. 1 Revolving Commitment Increase and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit, in each case held by each Revolving Lender (including each such Amendment No. 1 Increase Lender) will equal such Revolving Lender’s Applicable Percentage. (e) Each Amendment No. 1 Increase Lender, by delivering its signature page to this Amendment on the Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders, as applicable on the Amendment Effective Date. (f) The aggregate amount of the Revolving Commitments of each Revolving Lender immediately after giving effect to the consummation of the transactions described in this Amendment is set forth opposite such Lender’s name on Schedule II hereto. SECTION 5. Conditions. The effectiveness of this Amendment and the establishment of the Amendment No. 1 Revolving Commitment Increase shall be subject to the satisfaction of the following conditions precedent: (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other

-4- electronic transmission) that such party has signed a counterpart) of this Amendment that, when taken together, bear the signatures of (u) each Loan Party, (v) each Existing Lender, (w) each Amendment No. 1 Increase Lender, (x) the Administrative Agent, (y) each Issuing Bank and (z) each Swingline Lender. (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks) of each of (x) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Loan Parties and (y) Faegre Drinker Biddle & Reath LLP, Indiana counsel for the Loan Parties , in each case, (i) dated as of the Amendment Effective Date and (ii) in form and substance reasonably satisfactory to the Administrative Agent. Each Loan Party hereby requests such counsel to deliver such opinion. (c) The Administrative Agent (or its counsel) shall have received a certificate of each Loan Party (or an omnibus certificate of all Loan Parties), in form and substance reasonably satisfactory to the Administrative Agent, dated the Amendment Effective Date, certifying as to (w) the organizational documents of such Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), (x) the resolutions of the board of directors or other governing body of such Loan Party approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, (y) the good standing of such Loan Party (to the extent the concept is relevant and customarily certified in the applicable jurisdiction) by attaching a good standing certificate, certified as of a recent date by such Governmental Authority, and (z) the incumbency (including specimen signatures) of the authorized signatories of such Loan Party. (d) After giving effect to this Amendment and the establishment of the Amendment No. 1 Revolving Commitment Increase, no Default or Event of Default shall have occurred and be continuing. (e) The representations and warranties of each Loan Party set forth in Section 3 above and in the other Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Effective Date after giving effect to this Amendment and the establishment of the Amendment No. 1 Revolving Commitment Increase, except in the case or any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date. (f) The Administrative Agent shall have received, at least five Business Days prior to the Amendment Effective Date, (x) all documentation and other information about the Loan Parties that the Administrative Agent and the Amendment No. 1 Increase Lenders reasonably determine is required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and (y) a certification regarding beneficial ownership with respect to the Borrower as required by the Beneficial Ownership Regulation, in each case, that has been requested at least ten Business Days prior to the Amendment Effective Date. (g) The Administrative Agent shall have received (x) payment of all fees required to be paid, or caused to be paid, by Holdings or the Borrower on the Amendment Effective Date and (y) to the extent invoiced at least two Business Days prior to the Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including the reasonable and documented fees, charges and disbursements of counsel) required to be paid or reimbursed, or caused to be paid or reimbursed, by Holdings or the Borrower on the Amendment Effective Date, in each case, pursuant to Section 12 hereof or under any agreement entered into by any of the Amendment No. 1 Arrangers, the Administrative Agent and the Lenders, on the one hand, and Holdings or the Borrower, on the other hand. (h) The Borrower shall have paid to the Administrative Agent, for the account of the Lenders and the Issuing Banks, all unpaid interest and fees in respect of the Revolving Commitments and the Revolving Loans that have accrued to (but not including) the Amendment Effective Date.

-5- (i) The Administrative Agent (or its counsel) shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying as to the satisfaction of the conditions set forth in paragraphs (d) and (e) above. (j) (x) The Collateral and Guarantee Requirement shall be satisfied as of the Amendment Effective Date and (y) the Administrative Agent (or its counsel) shall have received a completed updated Perfection Certificate, together with all attachments contemplated thereby, in form and substance reasonably satisfactory to the Administrative Agent. SECTION 6. Reaffirmation. (a) Each of the Loan Parties hereby consents to this Amendment and the transactions contemplated hereby and hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party and agrees that, notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby (including, without limitation, the amendment of the Existing Credit Agreement), such guarantees, pledges, grants of security interests and other agreements of such Loan Parties shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Amended Credit Agreement. Each of the Loan Parties further agrees to take any action that may be required under any applicable law or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Section 5.12 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is a party. (b) Each of the Loan Parties hereby confirms and agrees that the Tranche A Term Loans, the Revolving Loans, the Letters of Credit and the Swingline Loans (in each case, if any) have constituted and continue to constitute Obligations (or any word of like import) under the Security Documents. SECTION 7. Counterparts; Amendments. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment. The provisions set forth in Section 9.06 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. SECTION 8. No Novation. (a) Until this Amendment becomes effective in accordance with its terms and the Amendment Effective Date shall have occurred, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. On and after the Amendment Effective Date, all obligations of the Loan Parties under the Existing Credit Agreement shall become obligations of the Loan Parties under the Amended Credit Agreement and the provisions of the Existing Credit Agreement shall be superseded by the provisions of the Amended Credit Agreement. (b) Without limiting the generality of the foregoing, this Amendment shall not extinguish the Loans outstanding under the Existing Credit Agreement or any other obligations for the payment of money outstanding under the Existing Credit Agreement or release the Liens granted under or the priority of any Security Document or any security therefor. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement or any other obligations for the payment of money outstanding under the Existing Credit Agreement, in each case which shall remain outstanding on and after the Amendment Effective Date as modified hereby. Nothing implied herein shall be construed as a release or other discharge of Holdings, the Borrower or any of its Subsidiaries under any Loan Document from any of its obligations and liabilities as “Holdings,” a “Borrower,” a “Grantor” or a “Guarantor” under the Existing Credit Agreement or the other Loan Documents. Notwithstanding any provision of this Amendment, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Amendment Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Amendment Effective Date.

-6- SECTION 9. Post-Closing Requirement. On or before the date that is sixty (60) days following the Amendment Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Administrative Agent shall have received a counterpart (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart), duly executed and delivered by the applicable Loan Party and the applicable depositary bank, of a Control Agreement (or with respect to any existing Control Agreement, an amendment thereto or amendment and restatement thereof) with respect to each deposit account listed on Schedule III hereto that are required to be delivered pursuant to the Collateral and Guarantee Requirement. SECTION 10. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09(b), 9.09(c), 9.09(d) AND 9.10 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN. SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement. SECTION 12. Fees and Expenses. (a) The Borrower agrees to pay to the Administrative Agent, for the ratable account of each Amendment No. 1 Increase Lender, an upfront fee in an amount equal to 0.25% of the Applicable Increased Commitment of such Amendment No. 1 Increase Lender held by it on the Amendment Effective Date. The fees payable pursuant to this Section 12(a) will be paid in dollars in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date. (b) The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Amended Credit Agreement. SECTION 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. [Signature Pages Follow]

[Amendment No. 1 Signature Page] JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Consenting Lender, an Amendment No. 1 Increase Lender, a Swingline Lender and an Issuing Bank By: Name: Marshall J. Trenckmann Title: Managing Director

[Amendment No. 1 Signature Page] BANK OF AMERICA, N.A., as a Consenting Lender and an Amendment No. 1 Increase Lender By: Name: Mark A. Zirkle Title: Senior Vice President

[Amendment No. 1 Signature Page] TRUIST BANK, as a Consenting Lender, an Amendment No. 1 Increase Lender, a Swingline Lender and an Issuing Bank By: Name: Anika Kirs Title: Vice President

[Amendment No. 1 Signature Page] U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender, an Amendment No. 1 Increase Lender, a Swingline Lender and an Issuing Bank By: Name: Marty McDonald Title: Vice President

[Amendment No. 1 Signature Page] BANK OF THE WEST, as a Consenting Lender and an Amendment No. 1 Increase Lender By: Name: Robert J. Likos Title: Managing Director

[Amendment No. 1 Signature Page] BANCO DE SABADELL, S.A., MIAMI BRANCH, as a Consenting Lender and an Amendment No. 1 Increase Lender By: Name: Title: Head of Structured Finance Americas Ignacio Alcaraz

[Amendment No. 1 Signature Page] COMERICA BANK, as a Consenting Lender and an Amendment No. 1 Increase Lender By: Name: Liz V Hulley Title: Vice President

SCHEDULE I Amendment No. 1 Increase Lenders Amendment No. 1 Increase Lender Amendment No. 1 Revolving Commitment Increase Bank of America, N.A. $28,940,000 JPMorgan Chase Bank, N.A. $19,640,000 Citibank, N.A. $19,640,000 Truist Bank $19,640,000 U.S. Bank National Association $19,640,000 Bank of the West $14,000,000 Synovus Bank $9,250,000 TD Bank, N.A. $9,250,000 Banco de Sabadell, S.A., Miami Branch $5,000,000 Comerica Bank $5,000,000 TOTAL: $150,000,000

SCHEDULE II Revolving Commitment Revolving Lenders Revolving Commitment Bank of America, NA $40,940,000 JPMorgan Chase Bank, N.A. $37,640,000 Citibank, N.A. $37,640,000 Truist Bank $37,640,000 U.S. Bank National Association $37,640,000 Bank of the West $26,000,000 Synovus Bank $15,250,000 TD Bank, N.A. $15,250,000 Banco de Sabadell, S.A., Miami Branch $11,000,000 Comerica Bank $11,000,000 TOTAL: $270,000,000